Exhibit 10.81

EXECUTION

SECOND AMENDMENT TO

NOTE AND WARRANT PURCHASE AGREEMENT

and SECURED PROMISSORY NOTES

This Second Amendment (as amended, restated, supplemented or otherwise modified from time to time, the “Second Amendment”) dated as of May 31, 2012, among Marina Biotech, Inc., a Delaware corporation (the “Company”), MDRNA Research, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Research”), and Cequent Pharmaceuticals, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Cequent” and, together with the Company and Research, the “Companies”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”), amends (i) that certain Note and Warrant Purchase Agreement (as amended from time to time, the “Purchase Agreement”), dated as of February 10, 2012, among the Companies and the Purchasers and (ii) the Secured Promissory Notes (the “Notes”) issued to the Purchasers pursuant thereto. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

WHEREAS, subject to the terms and conditions set forth in this Second Amendment, the Companies and the Purchasers desire to amend the Purchase Agreement and the Notes as set forth herein;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Second Amendment, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Companies and the Purchasers hereby agree as follows:

Section 1.          Amendment.

A.   The following definitions are added to Section 1.1 (Definitions) of the Purchase Agreement in alphabetical order:

“Second Amendment” means the Second Amendment, dated as of May 31, 2012, among the Companies and the Purchasers named therein.

“Second Amendment Effective Date” means the date that all of the deliveries set forth in Section 2.2.2 have been made.

B.   The definition of “Transaction Documents” is amended by adding the “Second Amendment” as a Transaction Document, and the definition of “Warrants” is amended by replacing the reference to “Section 2.2(a)” with a reference to “Section 2.2(a), Section 2.2.1(a) and 2.2.2(a)”.

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C.   The following are added as Sections 2.1.2 and 2.2.2 to the Purchase Agreement:

2.1.2 Second Amendment Effective Date. On the Second Amendment Effective Date, the Company, Research and Cequent shall issue to the Purchasers, on a pro-rata basis based on the original principal amount of the Notes issued to each Purchaser on the Closing Date, Warrants to purchase such number of shares of Common Stock as is equal to twenty percent (20%) of the quotient obtained by dividing: (i) the remaining unpaid principal amount under the Notes calculated on the Second Amendment Effective Date by (ii) the VWAP of the Common Stock for the twenty (20) Trading Day period immediately preceding the Second Amendment Effective Date, which Warrants shall have an exercise price per share equal to the VWAP of the Common Stock for the twenty (20) Trading Day period immediately preceding the Second Amendment Effective Date, contain full ratchet anti-dilution protection (with no corresponding increase in the number of underlying shares) with respect to financing transactions consummated on or prior to June 30, 2014, and otherwise contain substantially equivalent terms and provisions as the Warrants that were issued to the Purchasers on the Closing Date.

2.2.2       Deliveries.

(a)         On or prior to the Second Amendment Effective Date, the Companies shall deliver or cause to be delivered to each Purchaser the following:

(i)          the Second Amendment duly executed by the Company, Research and Cequent; and

(ii)         a Warrant registered in the name of such Purchaser to purchase up to such number of shares of Common Stock as contemplated by Section 2.1.2 (such Warrant certificate may be delivered within three Trading Days of the Second Amendment Effective Date).

(b)         On or prior to the Second Amendment Effective Date, each Purchaser shall deliver or cause to be delivered to the Company the Second Amendment duly executed by such Purchaser.

D.   Subject to the conditions set forth in Section 3 of the Second Amendment, the Notes that were issued to the Purchasers on the Closing Date pursuant to the Purchase Agreement are hereby amended by replacing the reference to “May 31, 2012” in clause (A) of the first paragraph thereof (as previously amended by the First Amendment relating to the Maturity Date of the Notes) with a reference to “June 15, 2012”.

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Section 2.          Miscellaneous.

2.1          Except as otherwise expressly provided by this Second Amendment, all of the terms and conditions of each of the Transaction Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

2.2          Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

2.3          Execution. This Second Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

2.4          Severability. If any term, provision, covenant or restriction of this Second Amendment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

2.5          This Second Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of laws thereof.

2.6          This Second Amendment shall be effective upon the Company’s execution and receipt of the same amendment executed by all of the undersigned.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Note and Warrant Purchase Agreement and Secured Promissory Notes to be duly executed by their respective authorized signatories as of the date first indicated above.

MARINA BIOTECH, INC.

By:	/s/ J. Michael French
Name:	J. Michael French
Title:	President and Chief Executive Officer

MDRNA RESEARCH, INC.

By:	/s/ J. Michael French
Name:	J. Michael French
Title:	President

CEQUENT PHARMACEUTICALS, INC.

By:	/s/ J. Michael French
Name:	J. Michael French
Title:	President

[Remainder of page intentionally left blank; signature pages for Purchasers follows]

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[PURCHASER SIGNATURE PAGES TO SECOND AMENDMENT TO NOTE AND
WARRANT PURCHASE AGREEMENT and SECURED PROMISSORY NOTES]

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to Note and Warrant Purchase Agreement and Secured Promissory Notes to be duly executed by their respective authorized signatories as of the date first indicated above.

GENESIS CAPITAL MANAGEMENT, LLC

By:	/s/ Shawn Rhynes
Name:	Shawn Rhynes
Title:	Managing Director

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[PURCHASER SIGNATURE PAGES TO SECOND AMENDMENT TO NOTE AND
WARRANT PURCHASE AGREEMENT and SECURED PROMISSORY NOTES]

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to Note and Warrant Purchase Agreement and Secured Promissory Notes to be duly executed by their respective authorized signatories as of the date first indicated above.

PEAK CAPITAL ADVISORY LIMITED

By:	/s/ Feng Bai Ye
Name:	Feng Bai Ye
Title:	Managing Director

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